AMENDMENT AGREEMENT dated as of May 17 , 1996
               (this "Amendment Agreement"), among JEFFERSON SMURFIT CORPORATION, a Delaware corporation ("JSC"), JSCE, INC., a Delaware corporation ("JSCE"), JEFFERSON SMURFIT CORPORATION (U.S.), a Delaware corporation (the "Borrower"), SMURFIT NEWSPRINT CORPORATION, a Delaware corporation ("SNC"), the lenders listed on the signature pages hereof as "Existing Lenders" (the "Existing Lenders") and "Additional Lenders" (the "Additional Lenders", and, together with the Existing Lenders, the "Lenders"), CHEMICAL BANK, a New York banking corporation, and BANKERS TRUST COMPANY, a New York banking corporation, as senior managing agents (in such capacity, the "Senior Managing Agents"), BANKERS TRUST COMPANY, as fronting bank (in such capacity, the "Fronting Bank"), and CHEMICAL BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as swingline lender (in such capacity, the "Swingline Lender"), and as collateral agent for the Lenders (in such capacity, the "Collateral Agent").

     A. The Borrower, JSC, JSCE, the Existing Lenders, the Senior Managing Agents, the Fronting Bank, the Swingline Lender and the Administrative Agent are parties to a Credit Agreement dated as of May 11, 1994 (as amended prior to the date hereof, the "Existing Credit Agreement"). JSC, JSCE and SNC also have guaranteed the obligations of the Borrower under the Existing Credit Agreement and have pledged certain of their assets as security therefor.

     B. The Borrower has requested that the Additional Lenders extend credit in the form of term loans (the "Additional Term Loans") in an aggregate principal amount of $250,000,000, and the Additional Lenders are willing to do so, upon the terms and subject to the conditions set forth or referred to herein.

     C. The Borrower has also requested that the Existing Credit Agreement be amended and restated to, among other things, reflect the terms and provisions of the Additional Term Loans and the use of the proceeds thereof, all upon the terms and subject to the conditions set forth or referred to herein.

     D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement set forth as Exhibit A hereto (the "Restated Credit Agreement").

     SECTION 2. Restatement Closing; Restatement Closing Date. The transactions provided for in Sections 3, 4 and 5 hereof shall be consummated at a closing to be held on the Restatement Closing Date (as defined below) at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, or at such other time and place as the parties shall agree. As used herein, the term "Restatement Closing Date" shall mean the first date on which all the conditions set forth in Section 9 hereof shall have been (or shall be) satisfied and the Additional Term Loans shall be made. The Borrower shall give written notice proposing a date as the Restatement Closing Date at least three Business Days prior thereto to the Administrative Agent, which shall send copies to the Lenders at their addresses for notices set forth in the Restated Credit Agreement. The Borrower shall also provide (a) the notice that would be required pursuant to Section 2.03 of the Restated Credit Agreement if the same were then effective for the Additional Term Loans to be made on the Restatement Closing Date and (b) the notice required by Section 2.12(a) of the Existing Credit Agreement with respect to the prepayment of Tranche A Term Loans to be made on the Restatement Closing Date.

     SECTION 3. On the terms and subject to the conditions and relying upon the representations and warranties set forth or referred to herein:

          (a) Each Additional Lender agrees, severally and not jointly, to make Additional Tranche B Term Loans to the Borrower on the Restatement Closing Date in an aggregate principal amount not to exceed the amount set forth opposite its name on the signature pages hereof under the caption "Additional Tranche B Amount", if any; and

          (b) each Additional Lender agrees, severally and not jointly, to make Tranche C Term Loans to the Borrower on the Restatement Closing Date in an aggregate principal amount not to exceed the amount set forth opposite its name on the signature pages hereof under the caption "Tranche C Amount", if any.

     SECTION 4. Prepayment of Tranche A Term Loans. On the Restatement Closing Date, (i) each Additional Lender shall make its Additional Term Loans by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Administrative Agent shall promptly apply the amounts so received by it to the prepayment of outstanding Tranche A Term Loans. Notwithstanding any provision to the contrary of Section 2.12 or 2.13 of the Existing Credit Agreement or the Restated Credit Agreement, the proceeds of the Additional Term Loans hereunder will be allocated entirely to the prepayment of Tranche A Term Loans, and will be applied against the scheduled installments of principal of the Tranche A Term Loans as set forth in the table below:




                     Existing                         Resulting
       Date        Amortization       Prepayment      Amortization

     4/30/96           -0-
     10/31/96          -0-
     4/30/97       $23,655,404        $ 9,500,000     $14,155,404
     10/31/97      $69,891,892        $66,500,000     $ 3,391,892
     4/30/98       $69,891,892        $62,000,000     $ 7,891,892
     10/31/98      $69,891,892        $62,000,000     $ 7,891,892
     4/30/99       $69,891,892        $50,000,000     $19,891,892
     10/31/99      $69,891,892            -0-         $69,891,892
     4/30/00       $69,891,892            -0-         $69,891,892
     10/31/00      $82,996,622            -0-         $82,996,622
     4/30/01       $82,996,622            -0-         $82,996,622

     SECTION 5. Amendment and Restatement of the Existing Credit Agreement. The Existing Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Restatement Closing Date, to read in its entirety as set forth in Exhibit A hereto. As used in the Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Existing Credit Agreement as amended and restated by this Amendment Agreement.

     SECTION 6. Loans. The Borrower covenants and agrees that all Tranche A Term Loans to be prepaid on the Restatement Closing Date either (a) will be ABR Term Loans or (b) will be Eurodollar Term Loans, and the Restatement Closing Date shall be the last day of the Interest Period with respect to such Eurodollar Term Loans.

     SECTION 7. Representations and Warranties. The Borrower, JSC and JSCE hereby make to each of the other parties hereto, on the Restatement Closing Date, each of the representations and warranties contained in Article IV of the Restated Credit
Agreement, and each of such representations and warranties is hereby incorporated by reference herein.

     SECTION 8. Fees; Interest. (a) On the Restatement Closing Date, the Borrower shall pay (i) to the Administrative Agent, for the account of each Existing Lender that executes and delivers to the Administrative Agent a counterpart hereof on or prior to the Restatement Closing Date (each such Lender, an "Approving Lender"), an amendment fee equal to 0.125% of the sum of (x) the aggregate outstanding principal amount of the Term Loans of such Approving Lender (excluding Tranche A Term Loans to be prepaid on the Restatement Closing Date and Additional Term Loans) and (y) the aggregate Revolving Credit Commitment (whether used or unused) of such Approving Lender and (ii) to the Administrative Agent, for its own account and the accounts of the Additional Lenders, the fees referred to in the fee letter agreement dated April 9, 1996, between the Borrower and Chemical Bank. The fees described in this
Section 8(a) shall be payable in immediately available funds. Once paid, such fees shall not be refundable under any circumstances.

     (b) On the Restatement Closing Date, the Borrower shall pay to the Administrative Agent, for the accounts of the Lenders entitled thereto, all unpaid interest accrued to but excluding the Restatement Closing Date on the Tranche A Term Loans then being prepaid.

     SECTION 9. Conditions. The effectiveness of this Amendment and the obligation of each Additional Lender to make the Additional Term Loans to be made by it on the Restatement Closing Date shall be subject to the satisfaction on or prior to June 30, 1996, of the following conditions precedent:

          (a) The Lenders shall have received a written opinion of
     (i) Michael Tierney, Esq., Vice President, Secretary and General Counsel of JSC, JSCE and the Borrower, substantially to the effect set forth in Exhibit I-1 to the Restated Credit Agreement, (ii) Skadden, Arps, Slate, Meagher & Flom, counsel for JSC, JSCE and the Borrower, substantially to the effect set forth in Exhibit I-2 to the Restated Credit Agreement and
     (iii) each local counsel listed on Schedule 9(a) to the Amendment Agreement, substantially to the effect set forth in
     Exhibit I-3 to the Restated Credit Agreement, in each case
     (A) dated the Restatement Closing Date, (B) addressed to the Administrative Agent, the Senior Managing Agents, the Managing Agents, the Fronting Bank, the Lenders, the Swingline Lender and the Collateral Agent and (C) covering such other matters relating to the Loan Documents and the Transactions as the Senior Managing Agents shall reasonably request. JSC, JSCE and the Borrower hereby request such counsel to deliver such opinions.

          (b) All legal matters incident to this Amendment
     Agreement, the Restated Credit Agreement and the Borrowings hereunder or thereunder shall be satisfactory to the Lenders and to Cravath, Swaine & Moore, counsel for the Administrative Agent and the Senior Managing Agents.

          (c) The Lenders shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Closing Date and certifying
     (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party, as in effect on the Restatement Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by such Loan Party, authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is or will be a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Restatement Closing Date, (C) that the certificate of incorporation of such Loan Party has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to
     (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent and the Senior Managing Agents, may reasonably request.

          (d) The Lenders shall have received a certificate, dated the Restatement Closing Date and signed by a Financial Officer of JSC, JSCE and the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of
     Article V of the Restated Credit Agreement.

          (e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Closing Date.

          (f) The Collateral Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the states (or other jurisdictions) in which the chief executive offices of such Persons are located and in the other jurisdictions in which Uniform Commercial Code (or equivalent) filings are to be made, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 7.02 of the Restated Credit Agreement or have been released.

          (g) The Collateral Agent shall have received a Perfection Certificate with respect to each Loan Party dated the Restatement Closing Date and duly executed by a Financial Officer and the chief legal officer of JSC, JSCE and the Borrower (or such officers shall have certified the accuracy and completeness of the Perfection Certificate previously delivered under the Existing Credit Agreement).

          (h) (i) Each of the Additional Mortgages, in form and substance satisfactory to the Lenders, relating to each of the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) none of such Mortgaged Properties shall be subject to any Lien other than those permitted under Section 7.02 of the Restated Credit Agreement,
     (iii) each of such Additional Mortgages (and any other related Security Documents) shall have been filed and recorded in the counties specified on Schedule 1.01(b) to the Restated Credit Agreement and, in connection therewith, the Senior Managing Agents shall have received evidence satisfactory to them of each such filing and recordation (or a lender's title insurance policy, in form and substance acceptable to the Senior Managing Agents, insuring such Additional Mortgage as a first lien on such Mortgaged Property (subject to the Lien of the related Mortgage on such Mortgaged Property recorded pursuant to the Existing Credit Agreement), shall have been received by the Lenders) and (iv) the Collateral Agent shall have received such other documents, including policies of title insurance issued by nationally recognized title insurance companies, together with such endorsements, coinsurance and reinsurance as may be requested by the Senior Managing Agents and the other Lenders, insuring the Additional Mortgages as valid first liens on the Mortgaged Properties (subject to the Lien of such related Mortgage), free of Liens other than those permitted under Section 7.02 of the Restated Credit Agreement.

     SECTION 10. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 11. No Novation; Affirmation of Security and Guarantees. Neither this Amendment Agreement nor the amendment and restatement of the Existing Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Each Guarantor consents to the execution, delivery and performance by the Borrower of this Amendment Agreement and the Restated Credit Agreement and the incurrence of the Additional Term Loans. Each Loan Party hereby grants, regrants and confirms the security interests created under the Security Documents as security for all the Obligations, including the Additional Term Loans. Nothing expressed or implied in this Amendment Agreement, the Restated Credit Agreement, or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any other Loan Party under the Existing Credit Agreement or any other Loan Document to which such Person is a party from any of its obligations and liabilities thereunder. Each of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith.

     SECTION 12. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Restated
Credit Agreement.

     SECTION 13. Counterparts. This Amendment Agreement may be executed in counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 15 hereof. Delivery of an executed signature page of this Amendment Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 14. Headings. The headings of this Amendment Agreement are for convenience of reference only, are not part of this Amendment Agreement and are not to be taken into consideration in interpreting this Amendment Agreement.

     SECTION 15. Effectiveness; Amendment. This Amendment Agreement shall become effective when copies hereof which, when taken together, bear the signatures of (a) each of the Borrower, JSC, JSCE and SNC, (b) each Additional Lender, (c) Chemical Bank and Bankers Trust Company, (d) the Required Lenders, (e) Existing Lenders holding a majority in principal amount of the Tranche A Term Loans and (f) Existing Lenders holding a majority in principal amount of the Tranche B Term Loans shall have been received by the Administrative Agent and by the Borrower. The Restatement Closing Date shall not occur until all the conditions precedent set forth in Section 9 have been met. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                             JEFFERSON SMURFIT CORPORATION (U.S.),

                             by
                                /s/ Charles A. Hinrichs
                               Name: CHARLES A. HINRICHS
                               Title: VICE PRESIDENT AND TREASURER

                             JEFFERSON SMURFIT CORPORATION,

                             by
                                /s/ Charles A. Hinrichs
                               Name: CHARLES A. HINRICHS
                               Title: VICE PRESIDENT AND TREASURER


                             JSCE, INC.,

                             by
                               /s/ Charles A. Hinrichs
                               Name: CHARLES A. HINRICHS
                               Title: VICE PRESIDENT AND TREASURER


                             SMURFIT NEWSPRINT CORPORATION,

                             by
                               /s/ Charles A. Hinrichs
                               Name: CHARLES A. HINRICHS
                               Title: VICE PRESIDENT AND TREASURER


Additional Tranche B Amount: CHEMICAL BANK, individually as an
$21,200,000                    Existing Lender
Tranche C Amount:              Agent, Collateral Agent, Senior
$31,800,000                    Managing Agent


                               by
                                 /s/ Lisa D. Benitez
                                 Name: LISA D. BENITEZ
                                 Title:  VICE PRESIDENT


Additional Tranche B Amount: BANKERS TRUST COMPANY, individually
$6,160,000                     as an Existing Lender and an
                               Additional Lender, and as
Tranche C Amount:              Fronting Bank and Senior Managing
$9,240,000                     Agent,

                                 by
                                   /s/  Mary Zadroga
                                   Name: Mary Zadroga
                                   Title:  Vice President

                               Managing Agents and Lenders

Additional Tranche B Amount:  THE BANK OF NOVA SCOTIA,
$5,920,000                      individually as an
                                Existing Lender and an Additional
Tranche C Amount:               Lender, and as a Managing Agent,
$8,880,000
                                by
                                  /s/  A. S. Norsworthy
                                  Name: A. S. Norsworthy
                                  Title:  Assistant Agent


Additional Tranche B Amount:  NATIONSBANK, N.A., individually as
$4,760,000                      an Existing Lender and an
                                Additional Lender, and as a
Tranche C Amount:               Managing Agent,
$7,140,000
                                by
                                  /s/ Michael W. Colon
                                  Name: Michael W. Colon
                                  Title: Corporate Banking Officer


                              BANK OF AMERICA  NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                                individually as an
                                Existing Lender, and as a Managing
                                Agent,

                                by
                                  /s/ Patricia DelGrande
                                  Name:  Patricia Del Grande
                                  Title:  Managing Director

Additional Tranche B Amount:  CITIBANK, N.A., individually as
$5,720,000                      an Existing Lender and
                                an Additional Lender, and as a
Tranche C Amount:               Managing Agent,
$8,580,000
                                by
                                  /s/ Hans L. Christensen
                                  Name:  Hans L. Christensen
                                  Title:  Vice President


Additional Tranche B Amount:  THE BANK OF NEW YORK,
$2,600,000                      individually as an Existing
                                Lender and an Additional
                                Lender, and as a
Tranche C Amount:               Managing Agent,
$3,900,000
                                by
                                  /s/ William O'Daly
                                  Name:  William O'Daly
                                  Title:  Assistant Vice President


Additional Tranche B Amount:  THE FIRST NATIONAL BANK OF CHICAGO,
$2,840,000                      individually as an Existing
                                Lender and an Additional
                                Lender, and as a
Tranche C Amount:               Managing Agent,
$4,260,000
                                by
                                   /s/ Lynn R. Dillon
                                  Name:  Lynn R. Dillon
                                  Title:  Vice President


                              THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED,
                                individually as an Existing
                                Lender and as a
                                Managing Agent,

                                by
                                  /s/ Junri Oda
                                  Name:  Junri Oda
                                  Title:  Senior Vice President &
                                          Senior Manager


                              DRESDNER BANK AG,  individually as
                                an Existing Lender and as a
                                Managing Agent,

                                by
                                  /s/ Elizabeth B. Holden
                                  Name:  Elizabeth B. Holden
                                  Title:  Vice President

                                by
                                  /s/ Paul M. Casey
                                  Name:  Paul M. Casey
                                  Title:  Assistant Vice President


Additional Tranche B Amount:  SOCIETE GENERALE, individually as
$1,200,000                      an Existing Lender and an
                                Additional Lender, and as a
Tranche C Amount:               Managing Agent,
$1,800,000
                                by
                                  /s/ Richard Cuene-Grandidier
                                  Name:  Richard Cuene-Grandidier
                                  Title:  Vice President


Additional Tranche B Amount:  THE NIPPON CREDIT BANK, LTD.,
$1,840,000                      individually as an Existing
                                Lender and an Additional Lender,
                                and as
Tranche C Amount:               a Managing Agent,
$2,760,000
                                by
                                  /s/ Yasuhide Yahiro
                                  Name:  Yasuhide Yahiro
                                  Title:  Assistant Vice President


                              Lenders

Additional Tranche B Amount:  MERRILL LYNCH SENIOR FLOATING RATE
$9,040,000
Tranche C Amount:               Additional Lender,
$13,560,000
                                by
                                  /s/ John W. Fraser
                                  Name:  John W. Fraser
                                  Title:  Authorized Signatory

                              MERRILL LYNCH PRIME RATE PORTFOLIO,
                                as an Existing Lender,
                                by Merrill Lynch Asset Management,
                                L.P., as Investment Adviser

                                by
                                  /s/ John W. Fraser
                                  Name:  John W. Fraser
                                  Title:  Authorized Signatory


                              SENIOR HIGH INCOME PORTFOLIO, INC.,
                                as an Existing Lender,

                                by
                                  /s/ John W. Fraser
                                  Name:  John W. Fraser
                                  Title:  Authorized Signatory


                              SENIOR HIGH INCOME PORTFOLIO, INC.,
                                II, as an Existing Lender,

                                by

                                  Name:
                                  Title:


                              SENIOR STRATEGIC INCOME FUND, INC.,
                                as an Existing Lender,

                                by

                                  Name:
                                  Title:


                              CHASE MANHATTAN BANK, N.A.,
                                individually as an Existing Lender
                                and as a Managing Agent,

                                by
                                  /s/ Hans H. Heinsen
                                  Name:  Hans H. Heinsen
                                  Title:  Managing Director

Additional Tranche B Amount:  VAN KAMPEN AMERICAN CAPITAL PRIME
$10,640,000                     RATE INCOME TRUST, as an Existing
                                Lender and
Tranche C Amount:               an Additional Lender,
$15,960,000
                                by
                                  /s/ Jeffrey W. Maillet
                                  Name:  Jeffrey W. Maillet
                                  Title:  Senior Vice President -
                                             Portfolio Manager.


                              CERES FINANCE, LTD., as an Existing
                              Lender,

                                by
                                  /s/ Darren P. Riley
                                  Name:  Darren P. Riley
                                  Title:  Director


                              KEYPORT LIFE INSURANCE COMPANY, as
                                an Existing Lender,
                                by  Chancellor Senior Secured
                                   Management, Inc.
                                   as Portfolio Advisor

                                by
                                  /s/ Christopher A. Bond
                                  Name:  Christopher A. Bondy
                                  Title:  Vice President


                              RESTRUCTURED OBLIGATIONS BACKED BY
                                SENIOR ASSETS B.V., as an
                                Existing Lender,
                                by  Chancellor Senior Secured
                                   Management, Inc.
                                   as Portfolio Advisor

                                by
                                  /s/ Christopher A. Bond
                                  Name:  Christopher A. Bondy
                                  Title:  Vice President


                              STICHTING RESTRUCTURED OBLIGATIONS
                                BACKED BY SENIOR ASSETS2 (ROSA2),
                                as an Existing Lender,

                                by   Chancellor Senior Secured
                                        Management, Inc.
                                        as Portfolio Advisor

                                by
                                  /s/ Christopher A. Bondy
                                  Name:  Christopher A. Bondy
                                  Title:  Vice President


                              SENIOR DEBT PORTFOLIO, as an
                                Existing Lender,
                                by  Boston Management and Research,
                                as Investment Advisor

                                by
                                  /s/ Jeffrey S. Garner
                                  Name:  Jeffrey S. Garner
                                  Title:  Vice President


Additional Tranche B Amount:  PEARL STREET L.P., as an Existing
$6,000,000                      Lender and an Additional Lender
Tranche C Amount:
$9,000,000                        by
                                    /s/ John E. Urban
                                  Name:  John E. Urban
                                  Title:  Authorized Signer


Additional Tranche B Amount:  CHRISTIANIA BANK OG KREDITKASSE,
$3,280,000                      as an Existing Lender and an
                                Additional Lender,
Tranche C Amount:
$4,920,000                        by
                                    /s/ Carl-Petter Svendsen
                                  Name:  Carl-Petter Svendsen
                                  Title:  First Vice President

                                by
                                  /s/ Justin F. McCarty, III
                                  Name:  Justin F. McCarty, III
                                  Title:  Vice President


Additional Tranche B Amount:  BANK OF MONTREAL, as an Existing
$2,080,000                      Lender and an Additional Lender
Tranche C Amount:
$3,120,000                        by
                                    /s/ Bill Grieve
                                  Name:  Bill Grieve
                                  Title:  Managing Director


Additional Tranche B Amount:  COMPAGNIE FINANCIERE DE CIC ET DE
$2,080,000                      L'UNION EUROPEENNE, as an
                                Existing Lender and an
Tranche C Amount:               Additional Lender,
$3,120,000
                                by
                                   /s/ Sean Mounier
                                  Name:  Sean Mounier
                                  Title:  First Vice President

                                by
                                  /s/ Marcus Edward
                                  Name:  Marcus Edward
                                  Title:  Vice President


                              TRANSAMERICA BUSINESS CREDIT CORP.,
                                as an Existing Lender

                                by
                                  /s/ Perry Vavoules
                                  Name:  Perry Vavoules
                                  Title:  Vice President


                              THE YASUDA TRUST & BANKING CO.,
                              LTD.,
                                as an Existing Lender,

                                by
                                  /s/ Joseph C. Meek
                                  Name:  Joseph C. Meek
                                  Title:  First Vice President and
                                             Manager


                              LONG TERM CREDIT BANK OF JAPAN, as
                                an Existing Lender,

                                by
                                  /s/ Masaharu Kuhara
                                  Name:  Masaharu Kuhara
                                  Title:  General Manager

Additional Tranche B Amount:  THE MITSUBISHI TRUST AND BANKING
$1,680,000                      CORPORATION, as an Existing
                                Lender and an Additional
Tranche C Amount:               Lender,
$2,520,000
                                by
                                  /s/ Patricia Loret de Mola
                                  Name:  Patricia Loret de Mola
                                  Title:  Senior Vice President


                              CREDIT LYONNAIS, as an Existing
                                Lender,

                                by
                                  /s/ Attila Koc
                                  Name:  Attila Koc
                                  Title:  Vice President


                              THE TRAVELERS INDEMNITY COMPANY, as
                                an Existing Lender,

                                by
                                  /s/ Robert M. Mills
                                  Name:  Robert M. Mills
                                  Title:  Assistant Investment
                                             Officer


                              THE TRAVELERS INSURANCE COMPANY, as
                                an Existing Lender

                                by
                                  /s/ Robert M. Mills
                                  Name:  Robert M. Mills
                                  Title:  Assistant Investment
Officer


                              BANQUE PARIBAS, as an Existing
                                Lender,

                                by

                                  Name:
                                  Title:

                                by

                                  Name:
                                  Title:


Additional Tranche B Amount:  THE FUJI BANK, LIMITED, as an
$1,240,000                      Existing Lender and an
                                Additional Lender,
Tranche C Amount:
$1,860,000                      by
                                    /s/ Katsunori Nozawa
                                  Name:  Katsunori Nozawa
                                  Title:  Vice President & Manager


                              THE BOATMEN'S NATIONAL BANK OF
                                ST. LOUIS,
                                as an Existing Lender,

                                by
                                  /s/ Kenneth J. Schult
                                  Name:  Kenneth J. Schult
                                  Title:  Vice President


                              FIRST AMERICAN NATIONAL BANK, as an
                                Existing Lender,

                                by
                                  /s/ Katheryn A. Brothers
                                  Name:  Katheryn A. Brothers
                                  Title:  Vice President



Additional Tranche B Amount:  INTERNATIONALE NEDERLANDEN (U.S.)
$1,600,000                      CAPITAL CORPORATION, as an
                                Existing Lender
Tranche C Amount:               and an Additional Lender,
$2,400,000
                                by
                                  /s/ Joan M. Chiappe
                                  Name:  Joan M. Chiappe
                                  Title:  Vice President


                              BANK OF TOKYO TRUST - MITSUBISHI
                                TRUST COMPANY, successor to
                                merger to The Bank of Tokyo Trust
                                Company, as an Existing Lender,

                                by
                                  /s/ Randy Szuch
                                  Name:  Randy Szuch
                                  Title:  Vice President


                              ARAB BANKING CORPORATION, as an
                                Existing Lender,

                                by
                                  /s/ Grant E. McDonald
                                  Name:  Grant E. McDonald
                                  Title:  Vice President


                              BANK OF IRELAND, as an Existing
                                Lender,

                                by
                                  /s/ John Cusack
                                  Name:  John Cusack
                                  Title:  Assistant Vice President


                              THE SAKURA BANK, LIMITED, as an
                                Existing Lender,

                                by
                                  /s/ Masahiro Nakajo
                                  Name:  Masahiro Nakajo
                                  Title:  Senior Vice President &
                                             Manager


Additional Tranche B Amount:  MEESPIERSON N.V., as an Existing
$920,000                        Lender and an Additional Lender,
Tranche C Amount:
$1,380,000                      by
                                  /s/ John O'Connor
                                  Name:  John O'Connor
                                  Title:  Senior Vice President

                                by
                                  /s/ Hendrik J. Vroege
                                  Name:  Hendrik J. Vroege
                                  Title:  Vice President


Additional Tranche B Amount:  BANQUE FRANCAISE DU COMMERCE
$1,160,000                      EXTERIEUR, as an Existing Lender
                                and an Additional Lender,
Tranche C Amount:
$1,740,000
                                by
                                  /s/ Peter Karl Harris
                                  Name:  Peter Karl Harris
                                  Title:  Vice President

                                by
                                  /s/ William C. Maier
                                  Name:  William C. Maier
                                  Title:  VP-Group Manager


Additional Tranche B Amount:  PROTECTIVE LIFE INSURANCE, as an
$1,040,000                      Existing Lender and an
                                Additional Lender
Tranche C Amount:
$1,560,000                      by
                                    /s/ Mark K. Okada CFA
                                  Name:  Mark K. Okada CFA
                                  Title:  Principal, Protective
                                             Asset Management Co.


                              MORGAN GUARANTY TRUST CO., as an
                                Existing Lender,

                                by
                                  /s/ Kathleen Wells
                                  Name:  Kathleen Wells
                                  Title:  Vice President


                              MITSUI LEASING (USA) INC., as an
                                Existing Lender,

                                by

                                  Name:
                                  Title:


                              FIRST NATIONAL BANK OF BOSTON, as an
                                Existing Lender,

                                by
                                  /s/ Gretchen Bergstreiser
                                  Name:  Gretchen Bergstreiser
                                  Title:  Vice President


                              CIT GROUP/BUSINESS CREDIT, INC., as
                                an Existing Lender,

                                by
                                  /s/
                                  Name:
                                  Title:


                              MERCANTILE BANK OF ST. LOUIS
                                NATIONAL ASSOCIATION,
                                as an Existing Lender,

                                by
                                  /s/ Sean W. Lee
                                  Name:  Sean W. Lee
                                  Title:  Banking Officer


Additional Tranche B Amount:  TORONTO DOMINION (TEXAS), INC.,
$2,000,000                      as an Additional Lender,
Tranche C Amount:
$3,000,000                      by
                                    /s/ Lisa Allison
                                  Name:  Lisa Allison
                                  Title:  Vice President


                              FALCON '94, LIMITED, as an Existing
                                Lender,

                                by
                                  /s/ John C.R. Collis
                                  Name:  John C.R. Collis
                                  Title:  Director


                              IMPERIAL BANK, as an Existing
                                Lender,

                                by
                                  /s/ John F. Farrace
                                  Name:  John F. Farrace
                                  Title:  Assistant Vice President


                              CRESCENT/MACH I PARTNERS, L.P., as
                                an Existing Lender,

                                by TCW Investment Management
                                Company,
                                its Investment Advisor,

                                by
                                  /s/ Mark L. Gold
                                  Name:  Mark L. Gold
                                  Title:  Managing Director


                              THE HOKKAIDO TAKUSHOKU BANK, LTD.,
                                as an Existing Lender,

                                by
                                  /s/ Kathleen M. Sweeny
                                  Name:  Kathleen M. Sweeny
                                  Title:  S.V.P. & Manager


                              RYOSHIN LEASING (USA) INC., as an
                                Existing Lender,

                                by
                                  /s/ S. Matsumura
                                  Name:  S. Matsumura
                                  Title:  President


                              AERIES FINANCE LTD., as an Existing
                                Lender,

                                by
                                  /s/ Ian D. Moore
                                  Name:  Ian D. Moore
                                  Title:  Director


                              MEDICAL LIABILITY MUTUAL
                                INSURANCE, as an Existing Lender,

                                by
                                  /s/ K. Wayne Kahle
                                  Name:  K. Wayne Kahle
                                  Title:  Vice President

Additional Tranche B Amount:  BANK OF AMERICA ILLINOIS , as an
$5,000,000                      Additional Lender
Tranche C Amount:
$7,500,000
                                by
                                  /s/ Patricia DelGrande
                                  Name:  Patricia DelGrande
                                  Title:  Managing Director